SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 12, 2004

aaiPharma Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21185	04-2687849

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2320 Scientific Park Drive
Wilmington, North Carolina 28405

(Address of Principal Executive Offices)
(Zip Code)

(910) 254-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed from last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01. Entry into a Material Definitive Agreement

     (a) On October 12, 2004, aaiPharma Inc. (the “registrant”) executed a Third Amendment to Financing Agreement, dated and effective as of October 8, 2004 (the “Third Amendment”) with its subsidiaries Applied Analytical Industries Learning Center, Inc., AAI Technologies, Inc., AAI Properties, Inc., AAI Japan, Inc., Kansas City Analytical Services, Inc., AAI Development Services, Inc., a Massachusetts corporation, aaiPharma, LLC and AAI Development Services, Inc., a Delaware corporation, and with Silver Point Finance, LLC, as collateral agent, Bank of America, N.A., as administrative agent, letter of credit issuer and a lender, and Sea Pines Funding LLC, TRS Thebe LLC, SIL Loan Funding LLC, Silver Point Onshore CDO, LLC and Goldman Sachs Credit Partners L.P. as lenders.

     Among other matters, the Third Amendment waives compliance by the registrant with the Leverage Ratio and Fixed Charge Coverage Ratio (each as defined in the Finance Agreement) for the fiscal quarters ended September 30 and December 31, 2004 so long as certain minimum Consolidated EBITDA (as defined in the Third Amendment) thresholds are satisfied. The Third Amendment also adds a minimum gross revenue requirement for the fiscal quarter ended December 31, 2004 and consents to the consummation of certain defined transactions. In addition, the Third Amendment clarifies that an Applicable Prepayment Premium (as defined in the Financing Agreement) will be payable with respect to permanent prepayments of the obligations outstanding under the Finance Agreement with the proceeds of asset sales. The Third Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference. The description of the Third Amendment contained herein is qualified in its entirety by the terms of the Third Amendment incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit 10.1	Third Amendment to Financing Agreement, dated as of October 8, 2004, among aaiPharma Inc., certain subsidiaries of aaiPharma Inc., the financial institutions from time to time party thereto, Silver Point Finance, LLC, as collateral agent and Bank of America, N.A. as administrative agent.

Exhibit 99.1	Press release of aaiPharma Inc. dated October 12, 2004 announcing Third Amendment to Financing Agreement.

***

Note: The information contained in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2004

aaiPharma Inc.
By:	/s/ Gina Gutzeit
Gina Gutzeit, Interim Chief Financial Officer

Exhibit Index

Exhibit	Description
Exhibit 10.1	Third Amendment to Financing Agreement, dated as of October 8, 2004, among aaiPharma Inc., certain subsidiaries of aaiPharma Inc., the financial institutions from time to time party thereto, Silver Point Finance, LLC, as collateral agent and Bank of America, N.A. as administrative agent.

Exhibit 99.1	Press release of aaiPharma Inc. dated October 12, 2004 announcing Third Amendment to Financing Agreement.